EXHIBIT 99.1

      Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

                               AIR PARTNERS, L.P.

                               By:  1992 AIR GP,
                                    General Partner

                                    By:  1992 AIR, INC.,
                                         General Partner



                                         By:/s/James J. O'Brien
                                               James J. O'Brien,
                                               Vice President

                               1992 AIR GP

                               By:  1992 AIR, INC.,
                                    General Partner



                                    By:/s/James J. O'Brien
                                          James J. O'Brien,
                                          Vice President


                               AIR II GENERAL, INC.



                               By:/s/James J. O'Brien
                                     James J. O'Brien,
                                     Vice President


                               1992 AIR, INC.



                               By:/s/James J. O'Brien
                                     James J. O'Brien,
                                     Vice President


                               /s/James J. O'Brien
                               James J. O'Brien,
                               Attorney-in-Fact for each of:
                               DAVID BONDERMAN (1)
                               ALFREDO BRENER (2)


                               BONDERMAN FAMILY LIMITED PARTNERSHIP

                               By:  David Bonderman, general partner


                               By:/s/James J. O'Brien,
                               Attorney-in-Fact for DAVID BONDERMAN(1)


                               BONDO AIR LIMITED PARTNERSHIP

                               By:  1992 AIR, INC.,
                                    General Partner



                                    By:/s/James J. O'Brien
                                         James J. O'Brien,
                                         Vice President


(1) A Power of Attorney authorizing James J. O'Brien to act on behalf of David Bonderman was previously filed with the Commission.

(2) A Power of Attorney authorizing James J. O'Brien to act on behalf of Alfredo Brener was previously filed with the Commission.